UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)      April 26, 2007
Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-12781	56-1001967

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
1823 Eastchester Drive
High Point, North Carolina 27265

(Address of Principal Executive Offices)
(Zip Code)
(336) 889-5161

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On April 26, 2007, the compensation committee of the board of directors of Culp, Inc. (the “company”) took action to approve changes to the annual salaries of certain of the company’s executive officers, effective May 1, 2007, as follows:

Robert G. Culp, III	$300,000
Chairman

Franklin N. Saxon	$350,000
Chief Executive Officer
(principal executive officer)

Kenneth R. Bowling	$160,000
Chief Financial Officer
(principal financial officer and principal accounting officer)

Robert G. Culp, IV	$190,000
President, Culp Home Fashions division
     The salary for Kenneth M. Ludwig, Senior Vice President, Human Resources, was not changed.
     On April 26, 2007, the compensation committee and the board of directors of the company approved the Culp, Inc. Corporate Fiscal 2008 Management Incentive Plan, which provides for cash bonuses to certain of the company’s executive officers, including Kenneth R. Bowling, Robert G. Culp, III, Kenneth M. Ludwig and Franklin N. Saxon. The plan provides for cash bonuses that could range from 3% to 150% of a participant’s salary, depending upon the company’s financial performance using three financial measures (3% to 60% for Mr. Bowling, 10% to 100% for Mr. Culp, III, 5% to 50% for Mr. Ludwig, and 15% to 150% for Mr. Saxon). The financial measures used to calculate eligibility for bonuses under the plan are operating income, free cash flow and return on capital, in each case excluding certain extraordinary and non-recurring items. The plan is effective for the company’s 2008 fiscal year that ends April 27, 2008. A written summary of the plan is attached hereto as Exhibit 10(a).
     On April 26, 2007, the compensation committee and the board of directors of the company approved Robert G. Culp, IV as a participant in the Culp Home Fashions Division Fiscal 2008 Management Incentive Plan, which provides for cash bonuses to certain individuals in the company’s Culp Home Fashions (CHF) division. Mr. Culp, IV is President of the CHF division. The plan provides for cash bonuses that could range from 1% to 80% of a participant’s salary (4% to 80% in the case of Mr. Culp, IV), depending upon the CHF division’s financial performance using three financial measures. The financial measures used to calculate eligibility for bonuses under the plan are the CHF division’s operating income, free cash flow and return on capital, in each case excluding certain extraordinary and non-recurring items. The plan is effective for the company’s 2008 fiscal year that ends April 27, 2008. A written summary of the plan is attached hereto as Exhibit 10(b).
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10(a) — Written Summary of Culp, Inc. Corporate Fiscal 2008 Management Incentive Plan.

Exhibit 10(b) — Written Summary of Culp Home Fashions Division Fiscal 2008 Management Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2007

Culp, Inc.

	By:	/s/ Kenneth M. Ludwig

Kenneth M. Ludwig Senior Vice President, Human Resources

EXHIBIT INDEX

Exhibit Number	Exhibit

10(a)	Written Summary of Culp Inc. Corporate Fiscal 2008 Management Incentive Plan

10(b)	Written Summary of Culp Home Fashions Division Fiscal 2008 Management Incentive Plan